Exhibit 21.1

Subsidiaries of

Emergency Medical Services Corporation

and

Emergency Medical Services L.P.

Entity Name	Jurisdiction of Formation	Doing Business As
EmCare HoldCo, Inc.	Delaware	N/A
EmCare Holdings, Inc.	Delaware	N/A
EmCare, Inc.	Delaware	N/A
EMCA Insurance Company, Ltd. N/A	Cayman Islands	N/A
EmCare of Maryland LLC	Maryland	N/A
EmCare Contract of Arkansas, Inc.	Arkansas	N/A
EmCare of Alabama, Inc.	Alabama	N/A
EmCare of Arizona, Inc.	Arizona	N/A
EmCare of California, Inc.	California	N/A
EmCare of Colorado, Inc.	Colorado	N/A
EmCare of Connecticut, Inc.	Connecticut	N/A
EmCare of Florida, Inc.	Florida	N/A
EmCare of Georgia, Inc.	Georgia	N/A
EmCare of Hawaii, Inc.	Hawaii	N/A
EmCare of Indiana, Inc.	Indiana	N/A
EmCare of Iowa, Inc.	Iowa	N/A
EmCare of Kentucky, Inc.	Kentucky	N/A
EmCare of Louisiana, Inc.	Louisiana	N/A
EmCare of Maine, Inc.	Maine	N/A
EmCare of Michigan, Inc.	Michigan	N/A
EmCare of Minnesota, Inc.	Minnesota	N/A
EmCare of Mississippi, Inc.	Mississippi	N/A
EmCare of Missouri, Inc.	Missouri	N/A
EmCare of Nevada, Inc.	Nevada	N/A

Entity Name	Jurisdiction of Formation	Doing Business As
EmCare of New Hampshire, Inc.	New Hampshire	N/A
EmCare of New Jersey, Inc.	New Jersey	N/A
EmCare of New Mexico, Inc.	New Mexico	N/A
EmCare of New York, Inc.	New York	N/A
EmCare of North Carolina, Inc.	North Carolina	N/A
EmCare of North Dakota, Inc.	North Dakota	N/A
EmCare of Ohio, Inc.	Ohio	N/A
EmCare of Oklahoma, Inc.	Oklahoma	N/A
EmCare of Oregon, Inc.	Oregon	N/A
EmCare of Pennsylvania, Inc.	Pennsylvania	N/A
EmCare of Rhode Island, Inc.	Rhode Island	N/A
EmCare of South Carolina, Inc.	South Carolina	N/A
EmCare of Tennessee, Inc.	Tennessee	N/A
EmCare of Texas, Inc.	Texas	N/A
EmCare of Vermont, Inc.	Vermont	N/A
EmCare of Virginia, Inc.	Virginia	N/A
EmCare of Washington, Inc.	Washington	N/A
EmCare of West Virginia, Inc.	West Virginia	N/A
EmCare of Wisconsin, Inc.	Wisconsin	N/A
EmCare Physician Providers, Inc.	Missouri	N/A
EmCare Physician Services, Inc.	Delaware	N/A
EmCare Services of Illinois, Inc.	Illinois	N/A
EmCare Services of Massachusetts, Inc.	Massachusetts	N/A
EmCare Anesthesia Services, Inc.	Delaware	N/A
ECEP, Inc.	Missouri	N/A
Coordinated Health Services, Inc.	Pennsylvania	N/A
EM-CODE Reimbursement Solutions, Inc.	Delaware	N/A
Emergency Medicine Education Systems, Inc.	Texas	N/A
Emergency Specialists of Arkansas, Inc. II	Texas	N/A
First Medical/EmCare, Inc.	California	N/A

Entity Name	Jurisdiction of Formation	Doing Business As
Healthcare Administrative Services, Inc.	Delaware	Healthcare Services of Georgia, Inc.
OLD STAT, Inc.	Delaware	N/A
Reimbursement Technologies, Inc.	Pennsylvania	N/A
STAT Physicians, Inc.	Florida	N/A
The Gould Group, Inc	Texas	N/A
Tifton Management Services, Inc.	Georgia	N/A
Tucker Emergency Services, Inc.	Georgia	N/A
Helix Physicians Management, Inc.	California	N/A
Norman Bruce Jetton, Inc.	California	N/A
Pacific Emergency Specialists Management, Inc.	California	N/A
American Emergency Physicians Management, Inc.	California	N/A
Physician Account Management, Inc.	Florida	N/A
Provider Account Management, Inc.	Delaware	N/A
Charles T. Mitchell, M.D., Inc.	Hawaii	N/A
EMS Management, Inc.	Delaware	N/A
American Medical Response, Inc.	Delaware	N/A
Hank’s Acquisition Corp.	Alabama	N/A
Fountain Ambulance Service, Inc.	Alabama	N/A
MedLife Emergency Medical Service, Inc.	Alabama	N/A
American Medical Response Northwest, Inc.	Oregon	AMR Northwest, Inc.
Buck Medical Services, Inc.
Buck Healthcare Services
Buck Medical
Clark County Wheelchair Transportation
Medix
Pramed
American Medical Response (AMR)

Entity Name	Jurisdiction of Formation	Doing Business As
American Medical Response West	California	American Medical Response
AMR
Northern California Training Institute
American Medical Response (AMR)
911 Emergency Services
Sonoma Life Support
Mobile Life Support
Metropolitan Ambulance Service	California	N/A
American Medical Response of Inland Empire	California	AMR
American Medical Response
Desert Valley Medical Transport, Inc.	California	American Medical Response (AMR)
Springs Ambulance Service, Inc.	California	American Medical Response (AMR)
American Medical Response of Colorado, Inc.	Delaware	N/A
International Life Support, Inc.	Hawaii	American Medical Response (AMR)
Medevac MidAmerica, Inc.	Missouri	American Medical Response
Medevac Medical Response, Inc.	Missouri	American Medical Response
American Medical Response of Oklahoma, Inc.	Delaware	American Medical Response (AMR)
American Medical Response of Texas, Inc.	Delaware	American Medical Response
Kutz Ambulance Service, Inc.	Wisconsin	American Medical Response (AMR)

Entity Name	Jurisdiction of Formation	Doing Business As
American Medical Response Holdings, Inc.	Delaware	N/A
American Medical Response Management, Inc.	Delaware	N/A
Regional Emergency Services, LP	Delaware	N/A
A1 Leasing, Inc.	Florida	N/A
Florida Emergency Partners, Inc.	Texas	N/A
Mobile Medic Ambulance Service, Inc.	Delaware	American Medical Response (AMR)
Metro Ambulance Service, Inc.	Delaware	American Medical Response (AMR)
Metro Ambulance Service (Rural), Inc.	Delaware	American Medical Response
AMR
Medic One Ambulance Services, Inc.	Delaware	American Medical Response
AMR
American Medical Response of South Carolina, Inc.	Delaware	American Medical Response
AMR
American Medical Response of North Carolina, Inc.	Delaware	N/A
American Medical Response of Georgia, Inc.	Delaware	N/A
Troup County Emergency Medical Services, Inc.	Georgia	N/A
Randle Eastern Ambulance Service, Inc.	Florida	American Medical Response
Medi-Car Systems, Inc.	Florida	American Medical Response
AMR
Medi-Car Ambulance Service, Inc.	Florida	American Medical Response
American Medical Response of Tennessee, Inc.	Delaware	American Medical Response (AMR)

Entity Name	Jurisdiction of Formation	Doing Business As
Physicians & Surgeons Ambulance Service, Inc.	Ohio	American Medical Response
AMR
American Medical Response of Ohio
AMR of Ohio
P & S Ambulance Service
American Medical Response of Illinois, Inc.	Delaware	American Medical Response
Midwest Ambulance Management Company	Delaware	N/A
Paramed, Inc.	Michigan	American Medical Response
Ambucare
E.M.T.S., Inc.
Fleet Ambulance
American Medical Response of Michigan
AMR of Michigan
ABC Courier Service
Life Line Ambulance Service, Inc.
Paramed
Paravan
Pulse Emergency Medical Systems
Riverside E.M.S.
Suburban Ambulance Service
Mercy Ambulance of Evansville, Inc.	Indiana	American Medical Response - AMR
Ambucare
Mercy Ambucare

Entity Name	Jurisdiction of Formation	Doing Business As
Mercy Ambulance of Evansville
AMR
AMR of Indiana
American Medical Response of Indiana
American Medical Response
Premier Mobility Service
Tidewater Ambulance Service, Inc.	Virginia	American Medical Response (AMR)
American Medical Response of Connecticut,	Connecticut	AMR
Incorporated		American Medical Response
American Medical Response of Massachusetts, Inc.	Massachusetts	Midland Ambulance Service
American Medical Response (AMR)
American Medical Response
AMR
AMR Brockton, L.L.C.	Delaware	N/A
American Medical Response Mid-Atlantic, Inc.	Pennsylvania	Event Medical Services
American Medical Response (AMR)
American Medical Response
AMR
American Medical Response Delaware Valley, LLC	Delaware	N/A
Ambulance Acquisition, Inc.	Delaware	N/A
Metro Ambulance Services, Inc.	Georgia	N/A
Broward Ambulance, Inc.	Delaware	American Medical Response

Entity Name	Jurisdiction of Formation	Doing Business As
Atlantic Ambulance Services Acquisition, Inc.	Delaware	American Medical Response
AMR
Atlantic/Key West Ambulance, Inc.	Delaware	American Medical Response
Atlantic/Palm Beach Ambulance, Inc.	Delaware	American Medical Response
Seminole County Ambulance, Inc.	Delaware	American Medical Response
LifeFleet Southeast, Inc.	Florida	American Medical Response
American Medical Pathways, Inc.	Delaware	N/A
ProvidaCare, L.L.C.	Texas	N/A
Adam Transportation Service, Inc.	New York	American Medical Response
Associated Ambulance Service, Inc.	New York	American Medical Response
Park Ambulance Service Inc.	New York	American Medical Response
Five Counties Ambulance Service, Inc.	New York	American Medical Response
Sunrise Handicap Transport Corp.	New York	American Medical Response
STAT Healthcare, Inc.	Delaware	N/A
Laidlaw Medical Transportation, Inc.	Delaware	American Medical Response (AMR)
Mercy Ambulance of Fort Wayne
American Medical Response
American Medical Response of Indiana
AMR of Fort Wayne
AMR of Indiana
Central Ambulance

Entity Name	Jurisdiction of Formation	Doing Business As
Crossroads Ambulance Service
American Medtrans
Shepard Ambulance
Shepard Ambulance, Inc.
Shepard Paramedics, Inc.
Spokane Ambulance
Yakima Medic 1
Mercy, Inc.	Nevada	American Medical Response (AMR)
American Investment Enterprises, Inc.	Nevada	Nevada Medi-Car
LifeCare Ambulance Service, Inc.	Illinois	N/A
TEK, Inc.	Illinois	American Medical Response (AMR)
Mercy Life Care	California	N/A
Hemet Valley Ambulance Service, Inc.	California	American Medical Response (AMR)
American Medical Response of Southern California	California	American Medical Response (AMR)
Medic One of Cobb, Inc.	Georgia	N/A
Puckett Ambulance Service, Inc.	Georgia	N/A
Global Medical Response, Inc.	Delaware	N/A
Global Emergency Medical Services Limited	Trinidad	N/A
Tobago
Global Medical Response of Trinidad & Tobago, Ltd.	Trinidad	N/A
(Joint Venture)	Tobago
Global Medical Response of Barbados Limited	Barbados	N/A
EHR Management Co.	Delaware	N/A
Air Ambulance Specialists, Inc.	Colorado	N/A
Radstaffing Management Solutions, Inc.	Delaware	N/A
Mission Care Services, LLC	Missouri	Access2Care
Mission Care of Illinois, LLC	Illinois	Abbott EMS
Mission Care of Missouri, LLC	Missouri	Abbott EMS
Abbott Ambulance
Access2Care, LLC	Missouri	N/A
Abbott Ambulance, Inc.	Missouri	Abbott EMS
Abbott Services
IHM Health Studies Center
Nevada Red Rock Holdings, Inc.	Delaware	N/A
Nevada Red Rock Ambulance, Inc.	Delaware	N/A
MedicWest Holdings, Inc.	Delaware	N/A
MedicWest Ambulance, Inc.	Nevada	MedicWest
MedicWest Ambulance
MedicWest EMS
MedicWest Health Science Center
Radiology Staffing Solutions, Inc.	Delaware	N/A